Construction contract revenues	12 Months Ended
Dec. 31, 2014
Construction Revenue [Abstract]
Construction Revenue [Text Block]
6. Construction contract revenues

	Year ended
	December 31,
(in thousands of U.S. dollars)	2014	2013	2012
Construction contract revenue	$49,277	50,362	$5,512
Construction contract expenses	(35,384)	(43,272)	(5,512)
Recognized contract margin (loss)	$13,893	7,090	$—

PGN formally accepted the PGN FSRU Lampung and signed the Certificate of Acceptance on October 30, 2014 which was the condition for the final payment related to the Mooring. As such the Mooring project was 100% completed as of December 31, 2014. PGN issued invoices for delay liquidated damages of $7,116 related to claims from PGN on the project for the year end December 31, 2014. Subsequent to the year ended December 31, 2014, an understanding with PGN has been reached under which no delay liquidated damages will be payable. Due to this subsequent event, no delay liquated damages are reflected in the construction contract expenses for the year ended December 31, 2014. Refer to note 20. As of December 31, 2014 the Partnership recorded a warranty allowance of $2,000 for technical issues that requires the replacement of equipment parts for the Mooring. Refer to note 20.

As of December 31, 2013 and 2012, the Mooring project was estimated to be 53% and 6% completed, respectively. In the initial stages of the contract, the Partnership’s policy is to record revenue in an amount equal to the cost incurred until sufficient information is available to estimate profit on the project with a reasonable level of certainty. As a result, no contract margin was recognized for the year ended December 31, 2012. Refer to note 9.